EXHIBIT 99.1

First Cash to Acquire 12-Store Chain of U.S. Pawn Stores;
Will Expand Presence in South Carolina to 18 Large Format Locations
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ARLINGTON, Texas (November 25, 2013) -- First Cash Financial Services, Inc. (NASDAQ Stock Market: "FCFS") today announced that it has entered into an agreement to purchase the operating assets of a 12-store chain of large format pawn stores located in the Charleston, South Carolina area.

Rick Wessel, chief executive officer of First Cash, stated, “We are pleased to announce our second significant U.S. pawn acquisition in the past five months. The twelve Charleston stores being acquired have well-established locations with significant market share and strong brand awareness in their market. The Charleston area represents a new market in South Carolina for First Cash and will complement our existing six locations in Greenville, Columbia and Spartanburg. Consistent with our core operational strategy, the new stores focus exclusively on pawn lending and related sales of pawn merchandise. We expect meaningful earnings accretion from the transaction by early 2014.”

The operations and earnings of the acquired stores will be consolidated into First Cash effective with the closing of the transaction, which is expected to occur late in the fourth quarter of 2013, subject to the satisfaction of customary closing conditions, including the issuance of pawn licenses in South Carolina. The Company expects fourth quarter transaction and integration costs to be approximately $0.02 per share.

Store Count Update
Including the Charleston acquisition, the Company will have added 100 new locations in 2013, which also includes a 19-store Texas acquisition in June, an 8-store acquisition in Mexico in September, 53 new stores opened in Mexico and eight other new or acquired stores in the U.S. With additional de novo store openings planned in November and December, the Company is now projecting fiscal 2013 store additions to be in a range of 107 to 112 total locations. This represents a 13% to 14% increase in the consolidated store count since the beginning of the year and raises the total store count to over 900 locations.

Forward-Looking Information

This release contains forward-looking statements about the business, financial condition and prospects of First Cash Financial Services, Inc. (the "Company"). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements can also be identified by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

Forward-looking statements in this release include, without limitation, the Company’s expectations of earnings growth, expansion strategies, store openings, market share, earnings and related transaction expenses from acquisitions, the ability to successfully integrate acquisitions and other performance results. These statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes that the expectations reflected in forward-looking statements are reasonable, there can be no assurances that such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this release. Such factors are difficult to predict and many are beyond the control of the Company and may include, without limitation, the following:

•	changes in regional, national or international economic conditions, including inflation rates, unemployment rates, energy prices, etc.;

•	changes in consumer demand, including purchasing, borrowing and repayment behaviors;

•	changes in pawn forfeiture rates and credit loss provisions;

•	changes in the market value of pawn collateral and merchandise inventories, including gold prices and the value of consumer electronics;

•	changes or increases in competition;

•	the ability to locate, open and staff new stores and successfully integrate acquisitions;

•	the availability or access to sources of used merchandise inventory;

•	changes in credit markets, interest rates and the ability to establish, renew and/or extend the Company’s debt financing;

•	the ability to maintain banking relationships for treasury services;

•	the ability to hire and retain key management personnel;

•
new federal, state or local legislative initiatives or governmental regulations (or changes to existing laws and regulations) affecting pawn businesses, consumer loan businesses and credit services organizations (in both the United States and Mexico);

•	risks and uncertainties related to foreign operations in Mexico;

•	changes in import/export regulations and tariffs or duties;

•	changes in anti-money laundering and gun control regulations;

•	unforeseen litigation;

•	changes in tax rates or policies in the U.S. and Mexico;

•	changes in foreign currency exchange rates;

•	inclement weather, including natural disasters, and public health issues;

•	security breaches, cyber attacks or fraudulent activity;

•	a prolonged interruption in the Company’s operations of its facilities, systems, and business functions, including its information technology and other business systems;

•	the implementation of new, or changes in, the interpretation of existing accounting principles or financial reporting requirements;

•	future business decisions; and

•	other uncertainties.

These and other risks, uncertainties and regulatory developments are further and more completely described in the Company’s Annual Report on Form 10-K and updated in subsequent releases on Form 10-Q, all filed with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

About First Cash
Founded in 1988, First Cash Financial Services, Inc. is celebrating 25 years as a leading international operator of pawn stores. Its retail pawn locations buy and sell a wide variety of jewelry, electronics, tools and other merchandise, and make small customer loans secured by pledged personal property. The Company’s focus is serving cash and credit constrained consumers through deep value retailing and offering small loans and other financial products. Including the stores from the announced South Carolina acquisition, the Company owns and operates 901 stores in 12 U.S. states and 26 states in Mexico.

First Cash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. First Cash’s common stock (ticker symbol "FCFS") is traded on the NASDAQ Global Select Market, which has the highest initial listing standards of any stock exchange in the world based on financial and liquidity requirements.

For further information, please contact:
Gar Jackson
Phone:     (949) 873-2789
Email:     gar@irsense.com

Rick Wessel, Chairman and Chief Executive Officer
Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 505-3199
Email:     investorrelations@firstcash.com
Website:    www.firstcash.com

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